Exhibit

32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS

ADOPTED PURSUANT TO SECTION 906 OF

THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aberdeen Idaho Mining Company (the "Company") on Form 10-QSB for the three-month period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Isco, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

  The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 24, 2004                                                                                             By: /s/ Jay Isco

                                                                                                                                    Jay Isco, Interim Chief Financial Officer